UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2024

GUESS?, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11893	95-3679695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Strada Regina 44, Bioggio, Switzerland CH-6934
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +41 91 809 5000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	GES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
As previously disclosed, on May 8, 2024, the Employees’ Retirement System of Rhode Island (“Plaintiff”), on behalf of a putative class of stockholders of Guess?, Inc. (the “Company”), as a nominal defendant, filed a Verified Class Action Complaint in the Court of Chancery of the State of Delaware (the “Court”), naming each member of the Board of Directors of the Company (the “Board”), as well as Maurice Marciano, as defendants (the “Action”). The Action alleged that each of the individual defendants breached their fiduciary duties in connection with a proposed amendment to the Company’s Restated Certificate of Incorporation to remove the first sentence of existing Section 4.4 thereof related to rights and privileges of the Company’s common stock (the “Challenged Amendment”) presented in the proxy statement (the “Proxy Statement”) for the Company’s 2024 annual meeting of stockholders (the “Annual Meeting”).
On May 16, 2024, the Company filed a Supplement to the Proxy Statement with the United States Securities and Exchange Commission (the “Commission”), withdrawing the Challenged Amendment from stockholder consideration at the Annual Meeting (the “Supplement”), and no vote was taken with respect to the Challenged Amendment at the Annual Meeting.
The Company denies and continues to deny all allegations of wrongdoing in the Action. Plaintiff and the Company agreed that the withdrawal of the Challenged Amendment in the Supplement rendered Plaintiff’s claims moot. The Company subsequently agreed to pay $250,000 in attorneys’ fees and expenses in full satisfaction of any and all claims by Plaintiff and its counsel for fees and expenses in the Action. In making this decision, the Company considered various factors, including the cost and time associated with litigation.
On July 23, 2024, the Court entered an order closing the Action, subject to the Company filing an affidavit with the Court confirming that this Current Report on Form 8-K has been filed with the Commission and constitutes notice to the putative class for purposes of Rule 23 of the Court.
Plaintiff’s counsel are Ned Weinberger and Mark Richardson of Labaton Keller Sucharow LLP, (302) 573-2540. Defendants’ counsel are D. McKinley Measley, Alexandra M. Cumings and Courtney Kurz of Morris, Nichols, Arsht & Tunnell LLP, (302) 658-9200.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Guess?, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUESS?, INC.

Dated:	July 26, 2024	By:	/s/ Carlos Alberini
Carlos Alberini Chief Executive Officer

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